UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: November 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET EMERGING MARKETS DEBT FUND

FORM N-Q

NOVEMBER 30, 2012

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited)	November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 57.5%
Argentina - 1.1%
Republic of Argentina	7.820%	12/31/33	69,732	EUR	$49,516
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,322,351		2,124,785
Republic of Argentina, GDP Linked Securities	9.224%	12/15/35	174,522	ARS	5,740	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		160,296
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,855,000		4,142,665
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	38,423

Total Argentina					6,521,425

Brazil - 2.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	419,885
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,550,000	BRL	1,251,350
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	163,000	BRL	79,776
Federative Republic of Brazil	7.125%	1/20/37	775,000		1,205,125
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	5,400,000		7,155,000
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	3,490,000		4,242,095

Total Brazil					14,353,231

Chile - 1.4%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	920,000		1,004,702	(c)
Banco del Estado de Chile, Senior Notes	3.875%	2/8/22	250,000		267,104	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	310,000		335,837	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	2,730,000		2,983,513	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	1,150,000		1,166,694	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	560,000		637,000
Republic of Chile, Senior Notes	3.250%	9/14/21	1,350,000		1,481,625

Total Chile					7,876,475

Colombia - 3.7%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	9,500,000		11,015,250
Republic of Colombia, Senior Bonds	6.125%	1/18/41	5,450,000		7,548,250
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,620,000		2,144,070

Total Colombia					20,707,570

India - 0.2%
ICICI Bank Ltd., Senior Notes	4.750%	11/25/16	750,000		785,316	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000		100,500	(a)(c)

Total India					885,816

Indonesia - 5.2%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	51,213,000,000	IDR	6,321,927	(c)(d)
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	7.000%	5/17/22	11,150,000,000	IDR	1,302,685	(c)(d)
Republic of Indonesia, Notes	3.750%	4/25/22	6,040,000		6,508,100	(c)
Republic of Indonesia, Notes	5.250%	1/17/42	8,360,000		9,854,350	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		128,756	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	176,000,000	IDR	26,004
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		517,750	(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	4,350,000		5,040,563	(c)

Total Indonesia					29,700,135

Malaysia - 1.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,230,000	MYR	747,217

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Malaysia - continued
Government of Malaysia, Senior Bonds	4.262%	9/15/16	20,445,000	MYR	$6,983,275

Total Malaysia					7,730,492

Mexico - 5.6%
Mexican Bonos, Bonds	8.000%	6/11/20	120,286,900	MXN	10,899,234
Mexican Bonos, Bonds	6.500%	6/9/22	34,101,200	MXN	2,845,064
Mexican Bonos, Bonds	10.000%	12/5/24	2,250,000	MXN	241,939
Mexican Bonos, Bonds	8.500%	11/18/38	66,420,000	MXN	6,380,314
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		474,600
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		517,080
United Mexican States, Senior Notes	5.125%	1/15/20	2,680,000		3,221,360
United Mexican States, Senior Notes	3.625%	3/15/22	5,052,000		5,576,145
United Mexican States, Senior Notes	4.750%	3/8/44	1,234,000		1,414,164

Total Mexico					31,569,900

Panama - 1.1%
Republic of Panama	9.375%	4/1/29	177,000		303,112
Republic of Panama	6.700%	1/26/36	4,074,000		5,829,894

Total Panama					6,133,006

Peru - 6.2%
Republic of Peru	8.750%	11/21/33	8,067,000		14,193,886
Republic of Peru, Bonds	7.840%	8/12/20	10,876,000	PEN	5,248,229
Republic of Peru, Bonds	6.550%	3/14/37	1,908,000		2,799,990
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		219,750
Republic of Peru, Senior Bonds	5.625%	11/18/50	2,408,000		3,165,316
Republic of Peru, Senior Notes	7.125%	3/30/19	7,125,000		9,387,188

Total Peru					35,014,359

Philippines - 1.0%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	750,000		852,188
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	3,590,000		4,577,250

Total Philippines					5,429,438

Poland - 2.8%
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		338,513
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,164,691
Republic of Poland, Senior Notes	5.000%	3/23/22	12,064,000		14,284,982

Total Poland					15,788,186

Russia - 7.3%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	2,180,000		2,395,384	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		141,745	(c)
Russian Federation	5.625%	4/4/42	6,800,000		8,466,000	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	23,801,800		30,302,072	(c)

Total Russia					41,305,201

Turkey - 8.3%
Republic of Turkey, Notes	6.750%	5/30/40	7,710,000		10,668,712
Republic of Turkey, Senior Bonds	5.625%	3/30/21	15,520,000		18,628,656
Republic of Turkey, Senior Notes	7.500%	7/14/17	7,760,000		9,511,820
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000		1,786,138
Republic of Turkey, Senior Notes	6.250%	9/26/22	4,000,000		5,030,000
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000		1,583,835

Total Turkey					47,209,161

Venezuela - 9.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,916,000		14,132,910	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela - continued
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000	$67,707
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	14,990,000	14,165,550
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	28,955,000	26,493,825	(c)

Total Venezuela				54,859,992

TOTAL SOVEREIGN BONDS (Cost - $301,240,568)				325,084,387

CORPORATE BONDS & NOTES - 35.0%
CONSUMER DISCRETIONARY - 1.1%
Media - 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	4,330,000	5,651,135
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000	312,525

TOTAL CONSUMER DISCRETIONARY				5,963,660

CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,240,000	1,333,000	(c)

ENERGY - 16.9%
Oil, Gas & Consumable Fuels - 16.9%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	480,240	542,671	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	2,810,000	3,266,625	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,190,000	4,131,050
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000	415,964	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	332,771	(c)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	250,000	300,903	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	5,320,000	6,648,830	(c)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	475,618	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	374,933	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	4,000,000	4,835,960	(c)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	220,000	265,846	(c)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	80,040	90,445	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,200,000	2,589,796	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,230,000	2,600,849	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,952,000	1,629,920	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,458,000	3,121,660
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	106,458
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,830,000	3,196,740
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	785,000	1,004,514
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	5,730,000	7,274,355
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	210,600
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	5,150,000	5,677,875	(c)
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	421,750
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,250,000	1,468,750
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	10,050,000	11,381,625

Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	4,220,000	5,327,750
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,318,550	(c)
Petronas Capital Ltd.	5.250%	8/12/19	1,100,000	1,326,330	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	7,370,000	8,886,414	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,900,000	2,135,125	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	820,000	895,850	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,080,000	3,880,800	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	810,000	843,698	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,660,000	1,831,671	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	115,794	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,750,000	5,771,820	(c)

TOTAL ENERGY				95,700,310

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS - 1.6%
Building Products - 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,160,000	$1,264,400	(c)

Construction & Engineering - 1.0%
Odebrecht Finance Ltd.	6.000%	4/5/23	3,680,000	4,250,400	(c)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	1,050,000	1,131,375	(c)

Total Construction & Engineering				5,381,775

Industrial Conglomerates - 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,020,000	2,184,068	(c)

TOTAL INDUSTRIALS				8,830,243

MATERIALS - 9.9%
Chemicals - 0.7%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	486,975	(c)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	2,110,000	2,212,968	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	1,291,000	1,368,460	(c)

Total Chemicals				4,068,403

Construction Materials - 1.5%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	350,000	378,000	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,250,000	3,518,125	(c)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	4,295,000	4,563,438	(c)

Total Construction Materials				8,459,563

Containers & Packaging - 0.1%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	410,000	418,610	(c)

Metals & Mining - 6.9%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	2,300,000	2,561,050	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	111,350	(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,925,000	1,929,659	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	403,567	(c)
Evraz Group SA, Senior Notes	6.750%	4/27/18	3,220,000	3,227,792	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,080,000	2,085,200	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	69,496
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,690,000	5,568,339
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,280,000	2,244,136
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	436,493
Vale Overseas Ltd., Notes	6.875%	11/21/36	7,696,000	9,562,034
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	4,780,000	5,086,761
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	148,120	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	38,000	40,204	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	4,030,000	4,225,455	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	1,270,000	1,450,975	(c)

Total Metals & Mining				39,150,631

Paper & Forest Products - 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,220,000	1,308,132
Inversiones CMPC SA, Notes	4.750%	1/19/18	950,000	1,021,320	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,440,000	1,493,291	(c)

Total Paper & Forest Products				3,822,743

TOTAL MATERIALS				55,919,950

TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 1.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	325,000	141,375	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	21,750	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	7,094,000	3,085,890	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	1,200,000	1,347,000	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,380,000	1,435,200	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,110,000	1,235,918	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Vimpel Communications, Notes	6.493%	2/2/16	2,850,000	$3,047,591	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	246,948	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	150,000	176,094	(c)

Total Diversified Telecommunication Services				10,737,766

Wireless Telecommunication Services - 1.2%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,530,000	1,736,550	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	1,670,000	1,732,625	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,710,000	2,965,038	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	218,822	(c)

Total Wireless Telecommunication Services				6,653,035

TOTAL TELECOMMUNICATION SERVICES				17,390,801

UTILITIES - 2.2%
Electric Utilities - 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	152,425	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	600,000	669,000	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	610,000	768,600	(c)

Total Electric Utilities				1,590,025

Gas Utilities - 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	360,000	406,800	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	3,150,000	3,496,500	(c)

Total Gas Utilities				3,903,300

Independent Power Producers & Energy Traders - 1.0%
AES Gener SA, Notes	5.250%	8/15/21	1,200,000	1,339,749	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	1,770,000	1,996,882	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	112,818	(c)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,980,000	2,232,450	(c)

Total Independent Power Producers & Energy Traders				5,681,899

Multi-Utilities - 0.2%
E-CL SA, Notes	5.625%	1/15/21	100,000	113,013	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,020,000	1,292,340	(c)

Total Multi-Utilities				1,405,353

TOTAL UTILITIES				12,580,577

TOTAL CORPORATE BONDS & NOTES (Cost - $189,376,867)				197,718,541

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $490,617,435)				522,802,928

SHORT-TERM INVESTMENTS - 5.3%
Repurchase Agreements - 5.3%
Credit Suisse repurchase agreement dated 11/30/12; Proceeds at maturity - $30,000,425; (Fully collateralized by U.S. government obligations, 4.250% due 11/15/40; Market value - $30,600,424) (Cost - $30,000,000)	0.170%	12/3/12	30,000,000	30,000,000

TOTAL INVESTMENTS - 97.8% (Cost - $520,617,435#)				552,802,928
Other Assets in Excess of Liabilities - 2.2%				12,216,954

TOTAL NET ASSETS - 100.0%				$565,019,882

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	November 30, 2012

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country*

Mexico	15.5%
Russia	12.4
Brazil	11.1
Venezuela	9.9
Turkey	8.5
Indonesia	6.8
Peru	6.3
Colombia	5.9
Malaysia	3.2
Poland	2.9
Chile	2.8
India	1.7
Kazakhstan	1.5
Argentina	1.5
Panama	1.1
Philippines	1.0
Qatar	1.0
United Arab Emirates	0.7
Trinidad and Tobago	0.4
China	0.4
Short-Term Investments	5.4

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (formerly known as Western Asset Emerging Markets Debt Portfolio) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$325,084,387	—	$325,084,387
Corporate bonds & notes	—	197,718,541	—	197,718,541

Total long-term investments	—	$522,802,928	—	$522,802,928

Short-term investments†	—	30,000,000	—	30,000,000

Total investments	—	$552,802,928	—	$552,802,928

Other financial instruments:
Futures contracts	$5,936	—	—	$5,936

Total	$5,936	$552,802,928	—	$552,808,864

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$861,331	—	$861,331

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the

Notes to Schedule of Investments (unaudited) (continued)

investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $861,331. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,639,302
Gross unrealized depreciation	(4,453,809)

Net unrealized appreciation	$32,185,493

At November 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	58	3/13	$7,745,220	$7,751,156	$5,936

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	40,790,000	$18,894,850	2/15/13	$(858,177)

Contracts to Sell:
Euro	JPMorgan Chase & Co.	125,000	162,592	12/17/12	(3,154)

Net unrealized loss on open forward foreign currency contracts					$(861,331)

Notes to Schedule of Investments (unaudited) (continued)	November 30, 2012

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$5,936	—	$5,936
Foreign Exchange Risk	—	$(861,331)	$(861,331)

Total	$5,936	$(861,331)	$(855,395)

During the period ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$16,359,175
Forward foreign currency contracts (to sell)	2,161,180
Futures contracts (to buy)	2,396,209

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2013